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Exhibit 10.18
Execution Copy

BES HOLDING CO.

SHARE EXCHANGE AGREEMENT

        This Share Exchange Agreement (the "Agreement"), dated as of September 22, 2003, is made by and among BES Holding Co., a Delaware corporation (the "Company"), the undersigned holders (the "Preferred Stockholders") of issued and outstanding Series A 10% Cumulative Preferred Stock, $0.01 par value, of the Company (the "Series A Preferred Stock"), as well as their affiliates (the "Affiliate Stockholders", and together with the Preferred Stockholders, the "Stockholders") who own shares of the Company's common stock, par value $0.01 per share (the "Common Stock").

        WHEREAS, the Preferred Stockholders are collectively the owners of 100% of the issued and outstanding Series A Preferred Stock; and

        WHEREAS, in connection with the refinancing of certain indebtedness of the Company and its subsidiaries, the lenders have requested that all of the issued and outstanding Series A 7Preferred Stock be cancelled and retired; and

        WHEREAS, each of the Preferred Stockholders desires to exchange all of its shares of Series A Preferred Stock, together with accrued and unpaid dividends thereon, for shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), at an exchange rate of one share of Common Stock for each $25.79 of outstanding Liquidation Value ($100.00 per share) and accrued but unpaid interest thereon, as of the date of the exchange, it being the intent of the Company and each Preferred Stockholder that such exchange of shares pursuant to this Agreement (the "Share Exchange") shall satisfy the requirements of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); and

        WHEREAS, each of the Affiliate Stockholders hereby desires in connection with the Share Exchange to waive their preemptive rights to purchase Common Stock pursuant to Section 3.7 of the Stockholders' Agreement, dated December 21, 2000, by and among Basic Energy Services, Inc., the DLJ Parties named therein, the Southwest Parties named therein, Joey D. Fields, Dub W. Harrison and Kenneth V. Huseman, as amended and joined as of the date hereof (the "Stockholders' Agreement") in connection with the Share Exchange and related Notice to Stockholders dated as of September 22, 2003 issued by the Company pursuant to the Stockholders' Agreement (the "Notice of Preemptive Rights"); and

        WHEREAS, each of the Preferred Stockholders hereby desires to evidence that the Shares to be acquired in the Share Exchange shall satisfy in full any and all rights under the Stockholders Agreement in connection with the Notice of Preemptive Rights, and hereby desires to waive any rights under the Stockholders' Agreement to acquire any additional shares of Common Stock, and any rights to a Subsequent Notice pursuant to the Stockholders' Agreement, in connection with the Share Exchange or related Notice of Preemptive Rights.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree follows:

ARTICLE I

REPRESENTATIONS AND WARRANTIES

        Section 1.1.    Representation of the Company.    The Company hereby represents and warrants to each of the Stockholders as follows:

          (a)   The Company is a corporation duly incorporated and validly existing under the laws of Delaware

          (b)   The Company has the requisite authority to enter into this Agreement and to perform the Share Exchange and its other obligations under this Agreement, and the Company has duly executed and delivered this Agreement.

          (c)   All filings, approvals and consents necessary for the execution, delivery and performance of this Agreement by the Company have been made or obtained.

          (d)   This Agreement constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms.

          (e)   The shares of Common Stock to be issued pursuant to the Share Exchange (the "Shares"), when issued in exchange for the shares of Series A Preferred Stock as set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

          (f)    The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby by the Company will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or (other than the Notice of Preemptive Rights and any applicable subsequent notices pursuant to the Stockholders' Agreement) require consent under the terms of any agreement or instrument to which the Company is a party or by which the Company is bound or (B) violate or conflict with any provision of any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company.

          (g)   No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public governmental or regulatory agency or body having jurisdiction over the Company is required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

        Section 1.2.    Representations, Warranties and Covenants of Stockholders.    Each Stockholder severally represents, warrants and covenants to the Company as follows:

          (a)   With respect to each Preferred Stockholder: (i) such Stockholder owns the shares of Series A Preferred Stock set forth opposite his name on Annex A attached hereto, free and clear of all liens, encumbrances, options, calls, voting trusts and other charges, and no other person has any ownership interest in such shares; (ii) such Stockholder is acquiring the Shares offered hereby for its own account, for investment purposes only and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Act") and applicable state securities laws; (iii) such Stockholder hereby acknowledges that the issuance of the Shares hereunder is not and will not be registered under the Act, and such Stockholder agrees that such Stockholder will not sell or otherwise transfer any of the Shares being acquired or received hereunder unless such Shares are registered under the Act or unless an exemption from such registration is available; (iv) such Stockholder consents to the placement of a legend on any certificate or other document evidencing the Shares to be received hereunder stating that such Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale hereof, as well as restrictions pursuant to the applicable Stockholders' Agreement executed by each Stockholder (including the Amended and Restated Stockholders' Agreement anticipated to be executed as of the date of the Closing); (v) such Stockholder has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting its interest in connection with the acquisition of the Shares, and such Stockholder understands that the acquisition of the Shares is a speculative investment.

          (b)   With respect to each Stockholder: (i) it has the requisite authority to enter into this Agreement and to perform its obligations under this Agreement; (ii) it has duly executed and delivered this Agreement; (iii) all filings, approvals and consents necessary for the execution, delivery and performance of this Agreement by such Stockholder have been made or obtained; (iv) this Agreement, when executed and delivered by such Stockholder, will be a valid and binding agreement of such Stockholder, enforceable in accordance with its terms; (v) the execution, delivery and performance of this Agreement by such Stockholder and the consummation of the transactions contemplated hereby by such Stockholder will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or (other than the Notice of Preemptive Rights and any applicable subsequent notices pursuant to the Stockholders' Agreement) require consent under the terms of any agreement or instrument to which such Stockholder is a party or by which such Stockholder may be bound or (B) violate or conflict with any provision of any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over such Stockholder; and (vi) no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public governmental or regulatory agency or body having jurisdiction over such Stockholder is required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

          (c)   Each Stockholder has been furnished by the Company with all information (or provided access to all information) regarding the business and financial condition of the Company, its expected plans for future business activities, the attributes of the Shares and the merits and risks of an investment in the Shares which such Stockholder has requested or otherwise needs to evaluate an investment in the Shares. In making the proposed investment decision, such Stockholder is relying solely on investigations made by the Stockholder and its representatives. The offer to exchange the shares of Series A Preferred Stock, or to waive any preemptive rights to shares of Common Stock, was communicated to such Stockholder in such a manner that it was able to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the proposed transactions.

ARTICLE II

SHARE EXCHANGE

        Section 2.1.    Share Exchange.

          (a)   At the Closing (as herein defined), each Stockholder will deliver to the Company one or more stock certificates evidencing the number of shares of Series A Preferred Stock set forth opposite its name on Annex A, together with stock powers for each such certificate(s) duly endorsed by such Stockholder and in proper form to permit transfer of such certificate(s) into the name of the Company upon the stock transfer books and records of the Company, against receipt from the Company of one or more stock certificates evidencing the number of Shares set forth opposite its name on Annex A (or, if the Share Exchange occurs after October 3, 2003, such other applicable number in excess of the number set forth on Annex A).

          (b)   At the Closing, the Company will issue a certificate representing a number of Shares to each of the Stockholders as set forth opposite its name on Annex A (or, if the Share Exchange occurs after October 3, 2003, such other applicable number in excess of the number set forth on Annex A), and (iii) the existing certificates representing the outstanding Series A Preferred Stock will (following transfer to the Company) be canceled, and the shares of Series A Preferred Stock will be retired initially to authorized but unissued shares of the Company.

        Section 2.2.    Waiver of Preemptive Rights.

          (a)   Each of the Affiliate Stockholders hereby waives any rights to acquire Common Stock pursuant to Section 3.7 of the Stockholders' Agreement in connection with the Share Exchange and the Notice of Preemptive Rights; and

          (b)   Each of the Preferred Stockholders hereby agrees that the Shares to be acquired in the Share Exchange shall satisfy in full any and all rights under the Stockholders Agreement in connection with the Notice of Preemptive Rights, and hereby waives any rights under the Stockholders' Agreement to acquire any additional shares of Common Stock, and any rights to a Subsequent Notice pursuant to the Stockholders' Agreement, in connection with the Share Exchange or related Notice of Preemptive Rights.

ARTICLE III

CLOSING

        Section 3.1.    Closing.    The consummation of the Share Exchange contemplated by Article II shall occur effective immediately prior to or concurrently with the closing of a Credit Agreement among the Company, as a Guarantor, the Company's subsidiaries named therein as Borrowers or Subsidiary Guarantors, UBS Securities LLC, as Agent, and other Lenders to be named therein (currently anticipated to occur on October 3, 2003), at the offices of Andrews & Kurth L.L.P., 600 Travis, Suite 4200, Houston, Texas 77002, unless another place or time is agreed upon in writing by the Company (the consummation of such transactions is herein referred to as the "Closing").

ARTICLE IV

SECURITIES LAW COMPLIANCE

        Section 4.1.    Restricted Securities.    The Shares have not been registered under the Act. Each Stockholder hereby confirms that it has been informed that the Shares are restricted securities under the Act and may not be resold or transferred unless the Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, each Stockholder hereby acknowledges that it is prepared to hold the Shares for an indefinite period and that it is aware that Rule 144 issued under the Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Restricted Shares from the registration requirements of the Act.

        Section 4.2.    Restrictions on Disposition of Shares.    The Shares will be subject to the applicable restrictions under the Stockholders' Agreement executed by the Stockholders.

        Section 4.3.    Restrictive Legends.    The stock certificates for the Shares shall be endorsed with the following restrictive legends:

            (i)  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). These securities have been acquired for investment and not with a view to distribution or release and may not be pledged, transferred or otherwise disposed of without sold an effective registration of such securities under the Act or an opinion of counsel (which may be counsel for the corporation) in form and substance reasonably satisfactory to the corporation, to the effect that registration is not required under such Act with respect to such pledge, transfer or other disposition."

           (ii)  "This security is subject to certain voting agreements, restrictions on transfer and other terms and conditions set forth in the Amended and Restated Stockholders' Agreement dated as of October 3, 2003, as the same may be further amended from time to time, a copy of which may be obtained from the corporation at its principal executive offices."

ARTICLE V

GENERAL PROVISIONS

        Section 5.1.    Further Assurances.    At any time, and from time to time, each party will execute such additional instruments and take such action as may be reasonably requested by any other party to confirm or perfect title to any shares of Series A Preferred Stock to be transferred hereunder or otherwise to carry out the intent and purposes of this Agreement, including, without limitation, giving any consents required under any applicable agreements affecting the parties necessary to consummate the transactions specified in this Agreement.

        Section 5.2.    Waivers.    Any failure on the part of any party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

        Section 5.3.    Entire Agreement.    This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

        Section 5.4.    Headings.    The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

        Section 5.5.    Governing Law.    This Agreement shall be construed under and in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.

        Section 5.6.    Amendment.    No amendment of this Agreement shall be effective without the written consent of any party affected adversely thereby.

        Section 5.7.    Counterparts.    This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        Section 5.8.    Successors and Assigns.    This Agreement shall be binding on the parties hereto and their permitted successors and assigns. None of the parties hereto shall assign their rights under this Agreement without the prior written consent of the Company.

        Section 5.9.    Unenforceable Provisions.    If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, in lieu of such invalid provision there shall be added a provision which is as similar in terms as possible to such invalid provision and which is valid and enforceable; such invalid provision shall not affect any other provision of this Agreement, and, as so modified, this Agreement shall remain in full force and effect.

        Section 5.10.    Facsimile Signature.    This Agreement may be executed by any party by facsimile signature and shall be valid and binding upon such party notwithstanding the use of a facsimile signature.

        IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement effective as of the date first written above.

BES Holding Co.
By:	/s/ KENNETH V. HUSEMAN
Kenneth V. Huseman President
PREFERRED STOCKHOLDERS:
DLJ Merchant Banking Partners III, L.P.
By:	/s/ ROBERT CABES, JR.

Name:	Robert Cabes

Title:	Attorney in fact

DLJ Merchant Banking III, Inc., as Advisory General Partner on behalf of DLJ Offshore Partners III, C.V.
By:	/s/ ROBERT CABES, JR.

Name:	Robert Cabes

Title:	Attorney in fact

DLJ Merchant Banking III, Inc., as Advisory General Partner on behalf of DLJ Offshore Partners III-1, C.V. and as attorney in fact for DLJ Merchant Banking III, L.P., as Associate General Partner of DLJ Offshore Partners III-1, C.V.
By:	/s/ ROBERT CABES, JR.

Name:	Robert Cabes

Title:	Attorney in fact

DLJ Merchant Banking III, Inc., as Advisory General Partner on behalf of DLJ Offshore Partners III-2, C.V. and as attorney in fact for DLJ Merchant Banking III, L.P., as Associate General Partner of DLJ Offshore Partners III-2, C.V.
By:	/s/ ROBERT CABES, JR.

Name:	Robert Cabes

Title:	Attorney in fact

DLJMB Partners III GmbH & Co. KG
By:	/s/ ROBERT CABES, JR.

Name:	Robert Cabes

Title:	Attorney in fact

Millenium Partners II, L.P.
By:	/s/ ROBERT CABES, JR.

Name:	Robert Cabes

Title:	Attorney in fact

MBP III Plan Investors, L.P.
By:	/s/ ROBERT CABES, JR.

Name:	Robert Cabes

Title:	Attorney in fact

AFFILIATE STOCKHOLDERS:
DLJMB Funding III, Inc.
By:	/s/ ROBERT CABES, JR.

Name:	Robert Cabes

Title:	Attorney in fact

DLJ ESC II, L.P.
By:	/s/ ROBERT CABES, JR.

Name:	Robert Cabes

Title:	Attorney in fact

DLJ Offshore Partners III, C.V.
By:	/s/ ROBERT CABES, JR.

Name:	Robert Cabes

Title:	Attorney in fact

DLJ Offshore Partners III-1, C.V.
By:	/s/ ROBERT CABES, JR.

Name:	Robert Cabes

Title:	Attorney in fact

DLJ Offshore Partners III-2, C.V.
By:	/s/ ROBERT CABES, JR.

Name:	Robert Cabes

Title:	Attorney in fact

ANNEX A

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BES HOLDING CO. SHARE EXCHANGE AGREEMENT
ARTICLE I REPRESENTATIONS AND WARRANTIES
ARTICLE II SHARE EXCHANGE
ARTICLE III CLOSING
ARTICLE IV SECURITIES LAW COMPLIANCE
ARTICLE V GENERAL PROVISIONS
ANNEX A